First Sentier American Listed Infrastructure Fund

Schedule of Investments
at January 31, 2022 (Unaudited)

Shares		Value
	COMMON STOCKS: 81.25%
	Electric Utilities - 33.33%
1,959	Alliant Energy Corp.	$117,266
546	Duke Energy Corp.	57,363
1,200	Emera, Inc.^	56,859
1,447	Entergy Corp.	161,731
1,970	Evergy, Inc.	127,971
1,665	Eversource Energy	149,001
4,310	FirstEnergy Corp.	180,848
4,779	Iberdrola SA^	54,791
6,066	NextEra Energy, Inc.	473,876
2,368	OGE Energy Corp.	89,794
1,697	Pinnacle West Capital Corp.	118,128
876	Southern Co.	60,873
2,804	Xcel Energy, Inc.	195,327
		1,843,828

	Environmental & Facilities Services - 0.96%
418	Republic Services, Inc.	53,362

	Gas Utilities - 2.77%
1,428	Atmos Energy Corp.	153,110

	Multi-Utilities - 15.16%
922	Avista Corp.	40,992
4,529	CenterPoint Energy, Inc.	128,442
3,990	Dominion Energy, Inc.	321,833
842	DTE Energy Co.	101,402
1,779	Sempra Energy	245,787
		838,456

	Oil & Gas Storage & Transportation - 9.08%
1,613	Cheniere Energy, Inc.	180,495
2,308	DT Midstream, Inc.	119,324
4,403	Kinder Morgan, Inc.	76,436
2,135	Targa Resources Corp.	126,136
		502,391

	Railroads - 19.95%
500	Canadian National Railway Co.^	60,941
10,773	CSX Corp.	368,652
1,187	Norfolk Southern Corp.	322,852
1,435	Union Pacific Corp.	350,929
		1,103,374
	TOTAL COMMON STOCKS (Cost $4,203,040)	4,494,521

	REITs: 16.37%
	Real Estate - 16.37%
1,546	American Tower Corp.	388,819
1,231	Crown Castle International Corp.	224,670
897	SBA Communications Corp.	291,920
	TOTAL REITs (Cost $867,527)	905,409

	Total Investments in Securities (Cost $5,070,567): 97.62%	5,399,930
	Other Assets in Excess of Liabilities: 2.38%	131,764
	Net Assets: 100.00%	$5,531,694

	^ Foreign issuer.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's
Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

First Sentier American Listed Infrastructure Fund
Summary of Fair Value Disclosure at January 31, 2022 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted in the United
States of America ("U.S. GAAP") establish a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of January 31, 2022:

First Sentier American Listed Infrastructure Fund	Level 1	Level 2	Level 3	Total

Common Stocks
Energy	$502,391	$-	$-	$502,391
Industrials	1,156,736	-	-	1,156,736
Utilities	2,780,603	54,791	-	2,835,394
Total Common Stocks	4,439,730	54,791	-	4,494,521
REITs	905,409	-	-	905,409
Total Investments in Securities	$5,345,139	$54,791	$-	$5,399,930

Refer to the Fund’s schedule of investments for a detailed break-out of holdings by industry classification.